Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes
Income Taxes

Note 17: Income Taxes

	Year ended December 31,
(in millions)	2010	2009	2008
Components of pretax (loss) income:
Domestic	$(1,289.1)	$(1,799.2)	$(3,983.1)
Foreign	118.4	205.8	(324.1)

	$(1,170.7)	$(1,593.4)	$(4,307.2)

(Benefit) provision for income taxes:
Federal	$(313.9)	$(579.6)	$(667.8)
State and local	(39.3)	(38.8)	(46.6)
Foreign	29.4	39.6	15.2

	$(323.8)	$(578.8)	$(699.2)

Effective Income Tax Rate	27.7%	36.3%	16.2%

The Company's effective tax rates differ from statutory rates as follows:

	Year ended December 31,
	2010	2009	2008
Federal statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal income tax benefit	2.0	2.1	1.1
Nontaxable income from noncontrolling interests	5.2	1.6	1.3
Impact of foreign operations(a)	1.5	2.5	1.2
Valuation allowances	(15.1)	(1.7)	(0.1)
Liability for unrecognized tax benefits	2.1	(2.5)	(0.7)
Goodwill impairment	0.0	(0.3)	(24.4)
Other	(3.0)	(0.4)	2.8

Effective tax rate	27.7%	36.3%	16.2%

(a)	The impact of foreign operations includes the effects of tax earnings and profits adjustments, foreign losses and differences between foreign tax expense and foreign taxes eligible for the U.S. foreign tax credit.

The Company's income tax (benefits) provisions consisted of the following components:

	Year ended December 31,
(in millions)	2010	2009	2008
Current
Federal	$(27.7)	$39.8	$31.4
State and local	18.3	13.1	29.2
Foreign	57.7	67.7	103.5

	48.3	120.6	164.1
Deferred
Federal	(286.2)	(619.4)	(699.1)
State and local	(57.6)	(51.9)	(75.8)
Foreign	(28.3)	(28.1)	(88.4)

	(372.1)	(699.4)	(863.3)

	$(323.8)	$(578.8)	$(699.2)

Income tax payments, net of refunds received, of $100.5 million in 2010 were greater than current expense primarily as a result of the decreased liability for unrecognized tax benefits reducing current expense. Income tax payments, net of refunds received, of $79 million in 2009 were less than current expense primarily as a result of the increased liability for unrecognized tax benefits increasing current expense. Income tax payments, net of refunds received, of $69 million in 2008 were less than current expense primarily due to the actual receipt of tax refunds related to the period from September 25, 2007 through December 31, 2007.

Deferred tax assets and liabilities are recognized for the expected tax consequences of temporary differences between the book and tax bases of the Company's assets and liabilities. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Deferred tax assets are included in both "Other current assets" and "Other long-term assets" in the Company's Consolidated Balance Sheets. Deferred tax liabilities are included in "Deferred long-term tax liabilities" in the Company's Consolidated Balance Sheets. The following table outlines the principal components of deferred tax items (in millions):

As of December 31,	2010	2009
Deferred tax assets related to:
Reserves and other accrued expenses	$360.1	$337.3
Pension obligations	43.4	72.7
Employee related liabilities	59.8	57.1
Deferred revenues	15.3	9.1
Unrealized securities and hedging (gain)/loss	101.7	163.1
Net operating losses and tax credit carryforwards	772.8	547.5
U.S. foreign tax credits on undistributed earnings	171.4	186.8
Foreign exchange (gain)/loss	23.1	34.8

Total deferred tax assets	1,547.6	1,408.4
Valuation allowance	(287.2)	(110.6)

Realizable deferred tax assets	1,260.4	1,297.8

Deferred tax liabilities related to:
Property, equipment and intangibles	(1,549.8)	(2,052.2)
Investment in affiliates and other	(472.6)	(328.6)
U.S. tax on foreign undistributed earnings	(113.7)	(138.9)

Total deferred tax liabilities	(2,136.1)	(2,519.7)

Net deferred tax liabilities	$(875.7)	$(1,221.9)

The Company's deferred tax assets and liabilities were included in the Consolidated Balance Sheets as follows (in millions):

As of December 31,	2010	2009
Current deferred tax assets	$126.4	$121.2
Long-term deferred tax assets	11.6	3.3
Long-term deferred tax liabilities	(1,013.7)	(1,346.4)

Net deferred tax liabilities	$(875.7)	$(1,221.9)

As of December 31, 2010 and December 31, 2009 the Company had recorded valuation allowances of $287.2 million and $110.6 million, respectively, against federal, state and foreign net operating losses and foreign tax credits. The increase to the valuation allowance of $176.6 million in 2010 was primarily due to a change in federal tax law, which adversely affects the Company's ability to utilize foreign tax credits.

The following table presents the approximate amounts of federal, state and foreign net operating loss carryforwards and foreign tax credit, general business credit and minimum tax credit carryforwards (in millions):

As of December 31,	2010
Federal net operating loss carryforwards(a)	$1,566
State net operating loss carryforwards(b)	2,402
Foreign net operating loss carryforwards(c)	240
Foreign tax credit carryforwards(d)	109
General business credit carryforwards(e)	26
Minimum tax credit carryforwards(f)	14

(a)	If not utilized, these carryforwards will expire in years 2015 through 2030.
(b)	If not utilized, these carryforwards will expire in years 2011 through 2030.
(c)	Foreign net operating loss carryforwards of $117 million, if not utilized, will expire in years 2011 through 2020. The remaining foreign net operating loss carryforwards of $123 million have an indefinite life.
(d)	If not utilized, these carryforwards will expire in years 2017 through 2020.
(e)	If not utilized, these carryforwards will expire in years 2025 through 2029.
(f)	These carryforwards have an indefinite life.

A reconciliation of the unrecognized tax benefits for the year ended December 31, 2008, 2009 and 2010 is as follows (in millions):

Balance as of January 1, 2008	$368.1
Increases for tax positions of prior years	23.1
Decreases for tax positions of prior years	(11.6)
Increases for tax positions related to the current period	4.9
Decreases for cash settlements with taxing authorities	(3.3)
Decreases due to the lapse of the applicable statute of limitations	(9.7)

Balance as of December 31, 2008	$371.5
Increases for tax positions of prior years	21.6
Decreases for tax positions of prior years	(5.2)
Increases for tax positions related to the current period	35.4
Decreases for cash settlements with taxing authorities	(2.9)
Decreases due to the lapse of the applicable statute of limitations	(5.4)

Balance as of December 31, 2009	$415.0
Increases for tax positions of prior years	0.5
Decreases for tax positions of prior years	(45.4)
Increases for tax positions related to the current period	1.9
Decreases for cash settlements with taxing authorities	(1.4)
Decreases due to the lapse of the applicable statute of limitations	(2.0)

Balance as of December 31, 2010	$368.6

Most of the unrecognized tax benefits are included in the "Other long-term liabilities" line of the Consolidated Balance Sheets, net of the federal benefit on state income taxes (approximately $24 million at December 31, 2010). However, those unrecognized tax benefits that affect the federal consolidated tax years ending December 31, 2008, 2009 and 2010 are included in the "Long-term deferred tax liabilities" line of the Consolidated Balance Sheets, as these items reduce the Company's net operating loss and credit carryforwards from those periods. The unrecognized tax benefits at December 31, 2010 and 2009 included approximately $195 million and $217 million, respectively, of tax positions that, if recognized, would affect the effective tax rate.

During the year ended December 31, 2010, the Company's liability for unrecognized tax benefits was reduced by $39 million upon the closure of the 2002 federal tax year and after negotiating settlements with the Internal Revenue Service ("IRS") regarding specific contested issues in the 2003 and 2004 federal tax years. The reduction in the liability was recorded through a decrease to tax expense and an increase to deferred tax liabilities.

During the years ended December 31, 2009 and 2008, the Company's liability for unrecognized tax benefits was reduced by $5 million and $11 million, respectively, after negotiating settlements with certain state jurisdictions. The reductions in the liability were recorded through cash payments and a decrease to tax expense in 2009 and a decrease to goodwill in 2008.

The Company recognizes interest and penalties related to unrecognized tax benefits in the "Income tax benefit" line item of the Consolidated Statements of Operations. Cumulative accrued interest and penalties (net of related tax benefits) are not included in the ending balances of unrecognized tax benefits. Cumulative accrued interest and penalties are included in the "Other long-term liabilities" line of the Consolidated Balance Sheets. The related tax benefits of the accrued interest are included in the "Long-term deferred tax liabilities" line of the Consolidated Balance Sheets. The following table presents the approximate amounts associated with accrued interest expense and the cumulative accrued interest and penalties (in millions):

	Year ended December 31,
	2010	2009	2008
Current year accrued interest expense, net of related tax benefits	$14	$18	$15
Cumulative accrued interest and penalties, net of related tax benefits	67	70	56

As of December 31, 2010, the Company anticipates it is reasonably possible that its liability for unrecognized tax benefits may decrease by approximately $57 million within the next twelve months as the result of the possible closure of its 2003 and 2004 federal tax years, potential settlements with certain states and the lapse of the statute of limitations in various state jurisdictions. The potential decrease relates to various federal and state tax benefits including research and experimentation credits and certain amortization, loss and stock warrant deductions.

The Company or one or more of its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions. As of December 31, 2010, the Company is no longer subject to income tax examination by the U.S. federal jurisdiction for years before 2003. State and local examinations are substantially complete through 1999. Foreign jurisdictions generally remain subject to examination by their respective authorities from 2003 forward, none of which are considered major jurisdictions.

The IRS completed its examination of the U.S. federal consolidated income tax returns of the Company for 2003 and 2004 and issued a Notice of Deficiency (the "Notice") in December 2008. The Notice claims that the Company and its subsidiaries, which included The Western Union Company ("Western Union") during the years at issue, owe significant additional taxes, interest and penalties with respect to a variety of adjustments. The Company and Western Union agree with several of the adjustments in the Notice. Additionally, during 2010, the IRS conceded certain of the adjustments. As to the adjustments that remain in dispute, for 2003 such issues represent total taxes and penalties allegedly due of approximately $31 million, of which $8 million relates to the Company and $23 million relates to Western Union, and for 2004 such issues represent total taxes and penalties allegedly due of approximately $91 million, all of which relates to Western Union. The Company estimates that the total interest due (pretax) on such amounts for both years is approximately $53 million through December 31, 2010, of which $4 million relates to the Company and $49 million relates to Western Union. As to the disputed issues, the Company and Western Union are contesting the asserted deficiencies in U.S. Tax Court; however, in the fourth quarter of 2010 all disputed issues were assigned to IRS Appeals and currently are being reviewed in that forum for possible resolution. The Company believes that it has adequately reserved for its disputed issues and final resolution of those issues will not have a material adverse effect on its financial position or results of operations.

Prior to the spin-off transaction, Western Union was part of the FDC consolidated, unitary and combined income tax returns through the spin-off date of September 29, 2006. Under the Tax Allocation Agreement executed at the time of the spin-off of Western Union, Western Union is responsible for and must indemnify the Company against all taxes, interest and penalties that relate to Western Union for periods prior to the spin-off date, including the amounts asserted in the Notice as described above. If Western Union were to agree to or be finally determined to owe any amounts for such periods but were to default in its indemnification obligation under the Tax Allocation Agreement, the Company as parent of the tax group during such periods generally would be required to pay the amounts to the relevant tax authority, resulting in a potentially material adverse effect on the Company's financial position and results of operations. Accordingly, as of December 31, 2010, the Company had approximately $130 million of uncertain income tax liabilities recorded related to Western Union for periods prior to the spin-off date. The Company has recorded a corresponding account receivable of equal amount from Western Union, which is included as a long-term account receivable in the "Other long-term assets" line of the Company's Consolidated Balance Sheets, to reflect the indemnification for such liabilities. The uncertain income tax liabilities and corresponding receivable are based on information provided by Western Union regarding its tax contingency reserves for periods prior to the spin-off date. There is no assurance that a Western Union-related issue raised by the IRS or other tax authority will be finally resolved at a cost not in excess of the amount reserved and reflected in the Company's uncertain income tax liabilities and corresponding receivable from Western Union. The Western Union contingent liability is in addition to the FDC liability for unrecognized tax benefits discussed above.